Waddell & Reed Advisors Funds
                    Value Fund

                    Annual
                    Report
                    -------------
                    June 30, 2001

CONTENTS


         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        26     Independent Auditors' Report

        28     Directors & Officers

        29     Income Tax Information




This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Value Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Value Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

  JUNE 30, 2001

An interview with Harry M. Flavin, portfolio manager of Waddell & Reed Advisors Value Fund, Inc.


This report relates to the operation of Waddell & Reed Advisors Value Fund, Inc. for the fiscal period ended June 30, 2001. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on December 15, 2000.

How did the Fund perform since its inception?
The Fund has performed fairly well since its inception on December 15, 2000, as it slightly outperformed its benchmark index. Please note that, for comparison purposes, the performance numbers listed here are as of January 1, 2001, since comparisons were not available on a mid-month basis. The Class A shares of the Fund increased 1.67 percent since January 1, 2001, compared with the Lipper Multi Cap Value Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which increased 1.32 percent during the same period, and the Russell 1000 Value Index (reflecting the performance of securities that generally represent the value sector of the stock market), which declined 1.31 percent during the same period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and Lipper category do not reflect a sales load.

What helped the Fund outperform its benchmark index since its inception?
We feel that we have been successful in finding good businesses trading at discounts to their intrinsic value. We believe that the Fund benefited from our contrarian investments in the beleaguered telecommunications services sector (Worldcom, AT&T Wireless and Prodigy). We also made what we feel were well-timed investments in consumer franchise-oriented companies with stable earnings, such as Cendant and AOL Time Warner. We saw good value and relative earnings performance in transaction processing companies such as First Data and Sabre. Our `
    `total return'
                  ' securities with high dividend support, such as Philip
Morris and selected real estate investment trusts, performed well. We felt that most financial services stocks had already made big moves, but we saw value in selected names, including Conseco, JP Morgan Chase, Fannie Mae and Protective Life Corp., all of which did well for our investors.

What other market conditions or events influenced the Fund's performance since its inception?
We felt that the market was undergoing a major transition, which we would call a return to value, and that it would be longer lasting than most people anticipated. That belief turned out to be correct. We have benefited from strong initial inflows and we were generally cautious with the cash in the Fund, while attempting to be opportunistic in a tough market environment.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We avoided industry groups and individual issues that we thought exhibited significant earnings risk and where we felt valuations still reflected unrealistic expectations. We believed that the correct posture for a period of decelerating economic growth should include elements of value, earnings stability, diversification and some cash reserves, which are the types of securities that we have sought.

What industries or sectors did you emphasize since the Fund's inception, and what looks attractive to you going forward?
Our emphasis has been on "old economy" companies. We believe that our overweight position in basic industrial stocks and durable goods producers reflects this. We were somewhat underweighted in the financial services issues sector, since we felt that most of these stocks had already made big moves prior to the inception of the Fund. We also have focused on consumer discretionary stocks, which we believe strongly contributed to the Fund's performance. We were actually underweight in communications services companies overall during the period, but we feel that our contrarian bets in wireless services and long distance transport were significant and very meaningful to returns.

Going forward, we believe that the telecommunications services area remains interesting from a valuation standpoint because general sentiment regarding the industry seems overly pessimistic. We expect industry rationalization to bring about a change in that point of view. We feel as if value has also emerged in companies with extraordinarily good business economics that have undergone price corrections, making them look attractive to us when we calculate the intrinsic value of their franchises.


Respectfully,


Harry M. Flavin
Manager
Waddell & Reed Advisors
Value Fund, Inc.

              Comparison of Change in Value of $10,000 Investment


                        Waddell                    Lipper
                        & Reed                  Multi-Cap
                        Advisors   Russell          Value
                        Value         1000          Funds
                        Fund,        Value       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     12-15-00  Purchase   9,425        ---            ---
     12-31-00             9,991     10,000         10,000
     03-31-01             9,661      9,414          9,570
     06-30-01            10,198      9,869         10,132

===== Waddell & Reed Advisors Value Fund, Inc., Class A Shares* -- $10,198 +++++ Russell 1000 Value Index ** -- $9,869
----  Lipper Multi-Cap Value Funds Universe Average ** -- $10,132

 *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
**Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes are not available, investment in the indexes was effected as of January 1, 2001.


                           Aggregate Total Return +
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Period Ended
   6-30-01++        1.98%      2.70%     6.70%     8.40%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for the period. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge of 5% and 1%, respectively. Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++12-15-00 for Class A, Class B, Class C and Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF VALUE FUND

------------------------------------------------------------------
Value Fund

GOAL
To seek long-term capital appreciation.

Strategy
Invests, for the long term, in the common stocks of largely capitalized U.S. and foreign companies. The Fund seeks to invest in stocks that are, in the opinion of the Fund's investment manager, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. The Fund typically invests in large companies, but may invest in securities of any size company.

Founded
2000

Scheduled Dividend Frequency
Annually (December)


Performance Summary -- Class A Shares
           Per Share Data
For the Fiscal Period Ended June 30, 2001
-----------------------------------------
Net asset value on
   6-30-01                 $10.82
  12-15-00                  10.00
                           ------
Change per share            $0.82
                           ======

Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VALUE FUND

------------------------------------------------------------------
Average Annual Total Return (A)

Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.


                         Class A                      Class B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-01      ---          ---             ---           ---
 5-year period
  ended 6-30-01      ---          ---             ---           ---
10-year period
  ended 6-30-01      ---          ---             ---           ---
Cumulative return
  since inception
  of Class (F)      1.98%        8.20%           2.70%         7.70%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)12-15-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                         Class C
                  -----------------------
                      With      Without
Period               CDSC(B)     CDSC(C)      Class Y(D)
------            ----------   ----------    ----------
 1-year period
  ended 6-30-01      ---          ---             ---
 5-year period
  ended 6-30-01      ---          ---             ---
10-year period
  ended 6-30-01      ---          ---             ---
Cumulative return
  since inception
  of Class (E)      6.70%        7.70%           8.40%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(C)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(D)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(E)12-15-00 for Class C shares and Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VALUE FUND

------------------------------------------------------------------
Portfolio Highlights

On June 30, 2001, Waddell & Reed Advisors Value Fund, Inc. had net assets totaling $131,581,703 invested in a diversified portfolio of:

 81.33%  Common Stocks
 17.50%  Cash and Cash Equivalents
  1.17%  Preferred Stock

As a shareholder of Waddell & Reed Advisors Value Fund, Inc., for every $100 you had invested on June 30, 2001, your Fund owned:

 $32.69  Manufacturing Stocks
  18.74  Finance, Insurance and Real Estate Stocks
  17.50  Cash and Cash Equivalents
  10.42  Transportation, Communication, Electric
           and Sanitary Services Stocks
   8.47  Services Stocks
   4.91  Wholesale and Retail Trade Stocks
   3.35  Mining Stocks
   2.75  Miscellaneous Investing Institutions Stocks
   1.17  Preferred Stock

THE INVESTMENTS OF VALUE FUND

June 30, 2001

                                              Shares          Value

COMMON STOCKS
Business Services - 6.17%
 AOL Time Warner Inc.*  ..................    20,000   $  1,060,000
 Cendant Corporation*  ...................    85,840      1,673,880
 Clear Channel Communications, Inc.*  ....    20,000      1,254,000
 First Data Corporation  .................    25,000      1,606,250
 Prodigy Communications Corporation*  ....   203,000      1,206,835
 Sabre Holdings Corporation*  ............    25,000      1,250,000
 WorldCom, Inc. - MCI group*  ............     4,408         72,908
                                                       ------------
                                                          8,123,873
                                                       ------------

Chemicals and Allied Products - 8.05%
 Abbott Laboratories  ....................    15,000        720,150
 Air Products and Chemicals, Inc.  .......    35,000      1,601,250
 American Home Products Corporation  .....    30,000      1,753,200
 Biogen, Inc.*  ..........................    15,000        814,950
 Dow Chemical Company (The)  .............    40,000      1,330,000
 du Pont (E.I.) de Nemours and Company  ..    18,500        892,440
 Johnson & Johnson  ......................    19,040        952,000
 PPG Industries, Inc.  ...................     5,500        289,135
 Schering-Plough Corporation  ............    61,800      2,239,632
                                                       ------------
                                                         10,592,757
                                                       ------------

Communication - 8.08%
 ALLTEL Corporation  .....................    20,000      1,225,200
 AT&T Wireless Group*  ...................    50,000        817,500
 BellSouth Corporation  ..................    25,000      1,006,750
 General Motors Corporation, Class H*  ...    37,500        759,375
 SBC Communications Inc.  ................    40,000      1,602,400
 Verizon Communications Inc.*  ...........    42,000      2,247,000
 Worldcom, Inc. - WorldCom group*  .......   210,200      2,979,585
                                                       ------------
                                                         10,637,810
                                                       ------------

Depository Institutions - 4.46%
 Citigroup Inc.  .........................    41,000      2,166,440
 Morgan (J.P.) Chase & Co.  ..............    35,000      1,561,000
 U.S. Bancorp  ...........................    40,000        911,600
 UST Inc.  ...............................    42,500      1,226,550
                                                       ------------
                                                          5,865,590
                                                       ------------

Eating and Drinking Places - 1.23%
 McDonald's Corporation  .................    60,000      1,623,600
                                                       ------------

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND

June 30, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 0.75%
 Sony Corporation, ADR  ..................    15,000   $    987,000
                                                       ------------

Engineering and Management Services - 1.55%
 Fluor Corporation  ......................    23,000      1,038,450
 Moody's Corporation  ....................    30,000      1,005,000
                                                       ------------
                                                          2,043,450
                                                       ------------

Food and Kindred Products - 2.04%
 General Mills, Inc.  ....................    25,000      1,094,500
 Suiza Foods Corporation*  ...............    30,000      1,593,000
                                                       ------------
                                                          2,687,500
                                                       ------------

Furniture and Home Furnishings Stores - 0.52%
 Linens `n Things, Inc.*  ................    25,000        683,000
                                                       ------------

General Merchandise Stores - 0.65%
 Federated Department Stores, Inc.*  .....    20,000        850,000
                                                       ------------

Holding and Other Investment Offices - 2.75%
 Archstone Communities Trust  ............    45,000      1,160,100
 Equity Office Properties Trust  .........    42,000      1,328,460
 Equity Residential Properties Trust  ....    20,000      1,131,000
                                                       ------------
                                                          3,619,560
                                                       ------------

Hotels and Other Lodging Places - 0.75%
 Hilton Hotels Corporation  ..............    85,000        986,000
                                                       ------------

Industrial Machinery and Equipment - 5.09%
 Deere & Company  ........................    30,000      1,135,500
 Hewlett-Packard Company  ................    30,000        858,000
 Minnesota Mining and Manufacturing
   Company ...............................    25,000      2,852,500
 Pitney Bowes Inc.  ......................    30,000      1,263,600
 Timken Company (The)  ...................    35,000        592,900
                                                       ------------
                                                          6,702,500
                                                       ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND

June 30, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Instruments and Related Products - 3.51%
 Agilent Technology, Inc.*  ..............   101,000   $  3,282,500
 Becton, Dickinson and Company  ..........    37,500      1,342,125
                                                       ------------
                                                          4,624,625
                                                       ------------

Insurance Carriers - 8.87%
 American International Group, Inc.  .....    20,000      1,720,000
 Berkshire Hathaway Inc., Class B*  ......     1,800      4,140,000
 Conseco, Inc.  ..........................   120,090      1,639,229
 Fidelity National Financial, Inc.  ......    50,000      1,228,500
 First American Corporation (The)  .......    45,000        852,300
 Protective Life Corporation  ............    27,000        927,990
 St. Paul Companies, Inc. (The)  .........    22,850      1,158,266
                                                       ------------
                                                         11,666,285
                                                       ------------

Nondepository Institutions - 3.61%
 American Express Company  ...............    32,500      1,261,000
 Fannie Mae  .............................    17,500      1,490,125
 HELLER FINANCIAL, INC.  .................    50,000      2,000,000
                                                       ------------
                                                          4,751,125
                                                       ------------

Oil and Gas Extraction - 3.35%
 Anadarko Petroleum Corporation  .........    27,500      1,485,825
 Burlington Resources Incorporated  ......    13,500        539,325
 OCCIDENTAL PETROLEUM CORPORATION  .......    55,000      1,462,450
 Ocean Energy, Inc.  .....................    53,000        924,850
                                                       ------------
                                                          4,412,450
                                                       ------------

Paper and Allied Products - 2.14%
 Jefferson Smurfit Group, ADR  ...........    30,000        576,000
 Kimberly-Clark Corporation  .............    40,000      2,236,000
                                                       ------------
                                                          2,812,000
                                                       ------------

Petroleum and Coal Products - 1.87%
 BP Amoco p.l.c., ADR  ...................    20,000        997,000
 Royal Dutch Petroleum Company, NY Shares     25,000      1,456,750
                                                       ------------
                                                          2,453,750
                                                       ------------


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND

June 30, 2001

                                              Shares          Value

COMMON STOCKS (Continued)
Printing and Publishing - 1.16%
 McGraw-Hill Companies, Inc. (The)  ......    23,000   $  1,521,450
                                                       ------------

Railroad Transportation - 0.88%
 Canadian Pacific Limited  ...............    30,000      1,162,500
                                                       ------------

Real Estate - 0.98%
 Security Capital Group Incorporated,
   Class B* ..............................    60,000      1,284,000
                                                       ------------

Rubber and Miscellaneous Plastics Products - 4.39%
   Sealed Air Corporation* ...............   155,000      5,773,750
                                                       ------------

Security and Commodity Brokers - 0.82%
 Goldman Sachs Group, Inc. (The)  ........    12,500      1,072,500
                                                       ------------

Transporation by Air - 0.41%
 AMR Corporation*  .......................    15,000        541,950
                                                       ------------

Transportation Equipment - 3.69%
 BorgWarner Inc.  ........................    21,500      1,066,830
 Lockheed Martin Corporation  ............    27,500      1,018,875
 Northrop Grumman Corporation  ...........    25,000      2,002,500
 Superior Industries International, Inc.      20,000        766,000
                                                       ------------
                                                          4,854,205
                                                       ------------

Water Transportation - 1.05%
 Carnival Corporation  ...................    45,000      1,381,500
                                                       ------------

Wholesale Trade - Nondurable Goods - 2.51%
 Philip Morris Companies Inc.  ...........    64,960      3,296,720
                                                       ------------

TOTAL COMMON STOCKS - 81.33%                           $107,011,450
 (Cost: $103,540,957)

PREFERRED STOCK - 1.17%
Rubber and Miscellaneous Plastics Products
 Sealed Air Corporation, $2,
   Convertible ...........................    38,500   $  1,538,075
                                                       ------------
 (Cost: $1,546,300)


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND

June 30, 2001

                                           Principal
                                           Amount in
                                           Thousands          Value
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.42%
 du Pont (E.I.) de Nemours and Company,
   3.85153%, Master Note .................    $3,191   $  3,191,000
                                                       ------------

 Depository Institutions - 3.79%
 Barclays U.S. Funding Corp.,
   3.76%, 7-31-01 ........................     5,000      4,984,333
                                                       ------------

 Food and Kindred Products - 3.79%
 General Mills, Inc.,
   3.90%, Master Note ....................     4,992      4,992,000
                                                       ------------

 General Merchandise Stores - 0.84%
 May Department Stores Co.,
   3.93%, 7-6-01 .........................     1,100      1,099,400
                                                       ------------

 Nondepository Institutions - 2.81%
 PACCAR Financial Corp.,
   3.62%, Master Note ....................     3,696      3,696,000
                                                       ------------

Total Commercial Paper - 13.65%                          17,962,733

Municipal Obligations
 California - 2.26%
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   4.15%, 7-2-01 .........................     2,976      2,976,000
                                                       ------------

 Washington - 1.32%
 Washington State Housing Finance Commission,
   Taxable Variable Rate Demand Multifamily
   Revenue Bonds (Brittany Park Project),
   Series 1996B (U.S. Bank of Washington,
   National Association),
   3.9%, 7-2-01 ..........................     1,735      1,735,000
                                                       ------------

Municipal Obligations - 3.58%                             4,711,000

TOTAL SHORT-TERM SECURITIES - 17.23%                   $ 22,673,733
 (Cost: $22,673,733)


                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VALUE FUND

June 30, 2001

                                                              Value

TOTAL INVESTMENT SECURITIES - 99.73%                   $131,223,258
 (Cost: $127,760,990)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.27%           358,445

NET ASSETS - 100.00%                                   $131,581,703


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

  See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
  See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

VALUE FUND
June 30, 2001
(In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value
   (Notes 1 and 4) .................................     $131,223
 Cash   ............................................          286
 Receivables:
   Fund shares sold ................................        1,678
   Dividends and interest ..........................          182
 Prepaid registration fees (Note 2) ................           40
                                                         --------
    Total assets  ..................................      133,409
                                                         --------
LIABILITIES
 Payable for investment securities purchased .......        1,645
 Payable to Fund shareholders ......................          118
 Accrued transfer agency and dividend disbursing (Note 3)      27
 Accrued service fee (Note 3)  .....................           13
 Accrued distribution fee (Note 3)  ................            9
 Accrued management fee (Note 3) ...................            5
 Accrued accounting services fee (Note 3) ..........            4
 Other  ............................................            6
                                                         --------
    Total liabilities  .............................        1,827
                                                         --------
      Total net assets .............................     $131,582
                                                         ========
NET ASSETS
 $0.001 par value capital stock:
   Capital stock ...................................     $     12
   Additional paid-in capital ......................      128,155
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment income..          358
   Accumulated undistributed net realized loss on
    investment transactions  .......................         (405)
   Net unrealized appreciation in value of
    investments  ...................................        3,462
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $131,582
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................       $10.82
 Class B  ..........................................       $10.77
 Class C  ..........................................       $10.77
 Class Y  ..........................................       $10.84
Capital shares outstanding:
 Class A  ..........................................       10,043
 Class B  ..........................................        1,211
 Class C  ..........................................          831
 Class Y  ..........................................           87
Capital shares authorized ........................      1,000,000

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS

VALUE FUND
For the Period from December 15, 2000* through June 30, 2001
(In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Interest and amortization........................       $  503
   Dividends .......................................          411
                                                           ------
    Total income  ..................................          914
                                                           ------
 Expenses (Note 3):
   Investment management fee .......................          241
   Transfer agency and dividend disbursing:
     Class A .......................................           79
     Class B .......................................           14
     Class C .......................................            7
   Service fee:
     Class A  ......................................           52
     Class B .......................................            7
     Class C .......................................            6
   Distribution fee:
     Class A  ......................................           14
     Class B .......................................           22
     Class C .......................................           17
   Registration fees ...............................           52
   Accounting services fee..........................           17
   Audit fees.......................................            6
   Custodian fees ..................................            6
   Legal fees ......................................            4
   Shareholder servicing - Class Y .................            1
   Other............................................           20
                                                           ------
    Total  .........................................          565
      Less expenses in excess of voluntary waiver of
       management fee (Note 3)  ....................           (9)
                                                           ------
       Total expenses ..............................          556
                                                           ------
       Net investment income  ......................          358
                                                           ------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 4)
 Realized net loss on investments  .................         (405)
 Unrealized appreciation in value of investments
   during the period ...............................        3,462
                                                           ------
   Net gain on investments .........................        3,057
                                                           ------
    Net increase in net assets resulting from
      operations ...................................       $3,415
                                                           ======
*Commencement of operations.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

VALUE FUND
For the Period from December 15, 2000* through June 30, 2001
(In Thousands)

INCREASE IN NET ASSETS
 Operations:
   Net investment income ............       $    358
   Realized net loss on investments .           (405)
   Unrealized appreciation ..........          3,462
                                            --------
    Net increase in net assets
      resulting from operations .....          3,415
                                            --------
 Distributions to shareholders from (Note 1E):**
   Net investment income:
    Class A  ........................            ---
    Class B  ........................            ---
    Class C  ........................            ---
    Class Y  ........................            ---
   Realized gains on securities transactions:
    Class A  ........................            ---
    Class B  ........................            ---
    Class C  ........................            ---
    Class Y  ........................            ---
                                            --------
                                                 ---
                                            --------
 Capital share transactions
   (Note 5) .........................        128,067
                                            --------
       Total increase  ..............        131,482
NET ASSETS
 Beginning of period  ...............            100
                                            --------
 End of period  .....................       $131,582
                                            ========
   Undistributed net investment income          $358
                                                ====


 *Commencement of operations.
**See "Financial Highlights" on pages 17 - 20.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

VALUE FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout The Period:
                    For the
                period from
                  12-15-00*
                    through
                    6-30-01
Net asset value,   --------
 beginning of period $10.00
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.03
 Net realized and
   unrealized gain
   on investments ..   0.79
                     ------
Total from investment
 operations   ......   0.82
Less distributions:  ------
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
Net asset value,     ------
 end of period  .... $10.82
                     ======
Total return** .....   8.20%
Net assets, end of
 period (in
 millions)  ........   $109
Ratio of expenses
 to average net
 assets including
 voluntary expense
 waiver ............   1.47%***
Ratio of net investment
 income to average
 net assets including
 voluntary expense
 waiver ............   1.17%***
Ratio of expenses
 to average net assets
 excluding voluntary
 expense waiver  ...   1.50%***
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...   1.14%***
Portfolio turnover
 rate  .............   9.60%
  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

VALUE FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                    For the
                period from
                  12-15-00*
                    through
                    6-30-01
Net asset value,   --------
 beginning of
 period  ........... $10.00
                     ------
Income from investment
 operations:
 Net investment
   income...........   0.00
 Net realized and
   unrealized gain
   on investments ..   0.77
                     ------
Total from investment
 operations   ......   0.77
Less distributions:  ------
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
Net asset value,     ------
 end of period  .... $10.77
                     ======
Total return .......   7.70%
Net assets, end of
 period (in
 millions)  ........    $13
Ratio of expenses
 to average net
 assets including
 voluntary expense
 waiver ............   2.42%**
Ratio of net investment
 income to average
 net assets including
 voluntary expense
 waiver ............   0.14%**
Ratio of expenses
 to average net assets
 excluding voluntary
 expense waiver  ...   2.46%**
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...   0.10%**
Portfolio turnover
 rate  .............   9.60%
 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

VALUE FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                    For the
                period from
                  12-15-00*
                    through
                    6-30-01
Net asset value,   --------
 beginning of
 period  ........... $10.00
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.01
 Net realized and
   unrealized gain
   on investments ..   0.76
                     ------
Total from investment
 operations   ......   0.77
Less distributions:  ------
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
Net asset value,     ------
 end of period  .... $10.77
                     ======
Total return .......   7.70%
Net assets, end of
 period (in
 millions)  ........     $9
Ratio of expenses
 to average net
 assets including
 voluntary expense
 waiver ............   2.25%**
Ratio of net investment
 income to average
 net assets including
 voluntary expense
 waiver ............   0.39**
Ratio of expenses
 to average net assets
 excluding voluntary
 expense waiver  ...   2.29%**
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...   0.36%**
Portfolio turnover
 rate  .............   9.60%
 *Commencement of operations.
**Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

VALUE FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout The Period:

                    For the
                period from
                  12-15-00*
                    through
                    6-30-01
Net asset value,   --------
 beginning of
 period  ........... $10.00
                     ------
Income from investment
 operations:
 Net investment
   income ..........   0.07
 Net realized and
   unrealized gain
   on investments ..   0.77
                     ------
Total from investment
 operations   ......   0.84
Less distributions:  ------
 From net investment
   income ..........  (0.00)
 From capital gains   (0.00)
                     ------
Total distributions   (0.00)
Net asset value,     ------
 end of period  .... $10.84
                     ======
Total return .......   8.40%
Net assets, end of
 period (in
 millions)  ........     $1
Ratio of expenses
 to average net
 assets including
 voluntary expense
 waiver ............   1.11%**
Ratio of net investment
 income to average
 net assets including
 voluntary expense
 waiver ............   1.77%**
Ratio of expenses
 to average net assets
 excluding voluntary
 expense waiver  ...   1.13%**
Ratio of net investment
 income to average net
 assets excluding voluntary
 expense waiver  ...   1.75%**
Portfolio turnover
 rate  .............   9.60%
  *Commencement of operations.
 **Annualized.
                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization


     The Fund, a Maryland corporation, was organized on September 7, 2000 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until December 15, 2000 (the date of the initial public offering).

     On November 28, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $55,286 were paid by the Fund and are being amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 11,000
          From $   25 to $   50                $ 22,000
          From $   50 to $  100                $ 33,000
          From $  100 to $  200                $ 44,000
          From $  200 to $  350                $ 55,000
          From $  350 to $  550                $ 66,000
          From $  550 to $  750                $ 77,000
          From $  750 to $1,000                $ 93,500
               $1,000 and Over                 $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,505,912. During the period ended June 30, 2001, W&R received $1,483 and $419 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,098,159 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid no Directors' fees during the period ended June 30, 2001.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $110,427,632, while proceeds from maturities and sales aggregated $4,934,907. Purchases of short-term securities aggregated $737,711,285, while proceeds from maturities and sales aggregated $715,313,333. No U.S. Government obligations were purchased or sold during the period.

     For Federal income tax purposes, cost of investments owned at June 30, 2001 was $127,760,990, resulting in net unrealized appreciation of $3,462,268, of which $5,949,735 related to appreciated securities and $2,487,467 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund realized capital losses of $405,394 during the fiscal period ended June 30, 2001. These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized by June 30, 2009.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.


                            For the
                             period
                              ended
                           June 30,
                               2001
                       ------------
Shares issued from sale
 of shares:
 Class A  ............       10,375
 Class B .............        1,221
 Class C .............          916
 Class Y  ............           92
Shares redeemed:
 Class A  ............         (342)
 Class B .............          (10)
 Class C .............          (85)
 Class Y  ............           (5)
                             ------
Increase in
 outstanding capital
 shares ..............       12,162
                             ======

Value issued from sale
 of shares:
 Class A  ............     $109,226
 Class B .............       12,919
 Class C .............        9,640
 Class Y  ............          950
Value redeemed:
 Class A  ............       (3,632)
 Class B .............         (109)
 Class C .............         (880)
 Class Y  ............          (47)
                           --------
Increase in
 outstanding capital .     $128,067
                           ========

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Value Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Value Fund, Inc. (the "Fund") as of June 30, 2001, and the related statements of operations, changes in net assets and the financial highlights for the fiscal period December 15, 2000 (inception) through June 30, 2001. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Value Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the fiscal period December 15, 2000 through June 30, 2001, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 3, 2001

To all traditional IRA Planholders:


As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

INCOME TAX INFORMATION


There is no income tax information to report because no distributions were paid during the period

DIRECTORS

Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Harry M. Flavin, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

Householding


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749
Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1021A(6-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.